UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 14, 2006

Cherokee International Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50593	95-4745032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2841 Dow Avenue, Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (714) 544-6665

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.

On June 14, 2006, Cherokee International Corporation, a Delaware corporation (the “Company”), engaged Mayer Hoffman McCann P.C. (“MHM”) as its independent registered public accounting firm to audit its financial statements for the year ending December 31, 2006. The Company had not previously consulted MHM prior to June 14, 2006 regarding any of the matters specified in Item 304(a)(2) of Regulation S-K adopted by the Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INTERNATIONAL CORPORATION
Date: June 20, 2006	By:	/s/ Linster W. Fox
		Name:	Linster W. Fox
		Title:	Executive Vice President of Finance, Chief Financial Officer and Secretary